UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MAXIM SERIES FUND, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MAXIM SERIES FUND, INC.

Executive Offices:	8515 East Orchard Road
Greenwood Village, Colorado 80111

Mailing Address:	P.O. Box 1700
Denver, Colorado 80201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on
September 22, 2008

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.:

          You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the “Fund”), a special meeting of shareholders of the Fund (the “Meeting”) will be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111 on Monday, September 22, 2008 at 10:30 a.m. Mountain Daylight Time for the following purpose:

          To elect five directors to serve until their successors are elected and qualified.

          The Board of Directors has fixed the close of business on June 30, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest in the portfolios of the Fund.

          You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By telephone:

Please call the toll-free number listed on your proxy card and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Daylight Time, on September 21, 2008.

2.	By Internet:

Visit www.proxyonline.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Daylight Time, on September 21, 2008.

3.	By mail:

Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy material or for questions about how to vote your shares, please call our proxy information line toll-free 1-866-864-7964. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed Proxy is being solicited by the Board of Directors of the Fund. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors
Beverly A. Byrne
Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP EMAIL AND TELEPHONE SOLICITATION. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY AS DIRECTED ABOVE. IN THE ALTERNATIVE, PLEASE VOTE VIA TELEPHONE OR INTERNET AS DIRECTED ABOVE.

PROXY STATEMENT

MAXIM SERIES FUND, INC.

Executive Offices:	8515 East Orchard Road Greenwood Village, Colorado 80111

Mailing Address:	P.O. Box 1700 Denver, Colorado 80201

SPECIAL MEETING OF SHAREHOLDERS

Introduction

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the “Fund”), a Maryland corporation, to be voted at the Special Meeting of Shareholders of the Fund (the “Meeting”), to be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111, on Tuesday, September 22, 2008 at 10:30 a.m. Mountain Daylight Time. It is anticipated that the approximate mailing date of this Proxy Statement will be August 18, 2008.

          The Board of Directors has fixed the close of business on June 30, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the Fund are insurance company separate accounts and qualified retirement plans. Only shareholders of the Fund and variable contract owners with contract values allocated to a separate account sub-account that invests in a portfolio (“Portfolio”) of the Fund (“Contractowners”) are eligible to vote.

Fund Service Providers

          The investment adviser to the Fund is GW Capital Management, LLC, doing business as Maxim Capital Management (“MCM”), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM has contracted with GWL&A to provide recordkeeping and administrative services for the Fund. The principal underwriter to the Fund is GWFS Equities, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, an indirect wholly owned subsidiary of GWL&A.

Summary of Proposals

          The following summarizes the proposals being presented at the Meeting:

1.	Election of five (5) members of the Board of Directors to the Fund to serve until their successors are elected and qualified; and

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

          The Board of Directors, including all of the Directors who are not “interested persons” of the Fund, recommends that shareholders vote FOR the election of each nominee to the Board of Directors.

Information About Voting

          The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxies received from Contractowners in the Series Accounts (as defined below) will be voted in the same proportion as those proxies with voting instructions.

          A majority of each Portfolio’s outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or the Board receives voting instructions from so few shareholders that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation

          The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of the Fund knows of no other business, other than that set forth in the Proposal, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Outstanding Shares

          As of June 30, 2008, the Portfolios (as defined below) of the Fund had the following number of shares of common stock outstanding:

Portfolio	Total Outstanding Shares

Maxim Money Market	407,323,156
Maxim Short Duration Bond	4,230,799
Maxim U.S. Government Securities	32,796,283
Maxim Federated Bond	20,295,619
Maxim Loomis Sayles Bond	32,572,114
Maxim High Yield Bond	10,204,570
Maxim Global Bond	12,769,736
Maxim Small-Cap Value	19,488,347
Maxim Ariel Small-Cap Value	23,122,287
Maxim Loomis Sayles Small-Cap Value	15,043,943
Maxim Small-Cap Growth	5,835,652
Maxim MidCap Value	23,587,274
Maxim Ariel MidCap Value	2,480,827
Maxim T. Rowe Price MidCap Growth	24,813,108
Maxim T. Rowe Price Equity/Income	41,113,832
Maxim Janus Large Cap Growth	21,118,425
Maxim Bernstein International Equity	25,319,571
Maxim MFS International Growth	16,132,805
Maxim Invesco ADR	14,107,835
Maxim Bond Index	21,696,413
Maxim Index 600	27,048,612
Maxim Stock Index	19,872,015
Maxim S&P 500 Index®	68,955,010
Maxim Aggressive Profile I	12,153,315
Maxim Moderately Aggressive Profile I	27,536,169
Maxim Moderate Profile I	29,261,789
Maxim Moderately Conservative Profile I	7,224,492
Maxim Conservative Profile I	5,376,942
Maxim Aggressive Profile II	80,846,723
Maxim Moderately Aggressive Profile II	8,387,949
Maxim Moderate Profile II	123,499,264
Maxim Moderately Conservative Profile II	2,864,117
Maxim Conservative Profile II	25,257,140

Beneficial Ownership

          The Fund presently consists of 33 Portfolios, each of which issues a separate class of common stock. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

          As of the Record Date, no persons other than the persons identified in the table set forth in Appendix A were entitled to provide voting instructions with respect to 5% or more of a Portfolio’s outstanding shares. Other than as indicated in the table in Appendix A, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Portfolio’s outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for each Portfolio, the number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of June 30, 2008, are set forth in the table in Appendix A.

          As of the Record Date, Richard P. Koeppe beneficially owned shares of the Portfolios set forth in the table below through a qualified retirement plan that invests in a group variable annuity. No other Director or executive officer of the Fund, individually, or as a group, beneficially owned any shares of the Portfolios. The address of each Director and executive officer of the Fund is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

MANAGEMENT OWNERSHIP
(HOLDING ANY OUTSTANDING SHARES OF A PORTFOLIO
OF THE FUND AS OF JUNE 30, 2008)

Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by individual:	Percentage of total shares outstanding held by individual:

Richard P. Koeppe	Maxim Loomis Sayles Small-Cap Value Portfolio	32,572,114	262	.000008
Richard P. Koeppe	Maxim T. Rowe Price Equity/Income Portfolio	41,113,832	987	.000024
Richard P. Koeppe	Maxim T. Rowe Price MidCap Growth Portfolio	24,813,108	223	.000009
Richard P. Koeppe	Maxim Bernstein International Equity Portfolio	25,319,571	547	.000022

PROPOSAL 1: ELECTION OF DIRECTORS

          At the Meeting, five Directors will be elected to serve until their successors are elected and qualified. It is the intention of the persons named in the enclosed Proxy to nominate and vote in favor of the election of the persons listed below. The Board of Directors unanimously recommends you vote to elect Gail Klapper, Richard P. Koeppe, Sanford Zisman, Mitchell T.G. Graye and Charles P. Nelson to the Fund’s Board of Directors.

          In accordance with the Bylaws of the Fund, there shall be five Directors, although this number may be changed from time to time by resolution of the Board of Directors then in office, provided that the number of Directors shall in no event be less than three. Further, the Bylaws of the Fund provide that the term of office of each Director shall begin from the time of his election and qualification until his successor shall have been elected and shall have qualified, or, if earlier, the death, resignation, or removal. Each nominee listed below has consented to serve as a Director. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the Proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

          The Board of Directors unanimously recommends you vote to elect Gail Klapper and Charles Nelson to the Fund’s Board of Directors. Ms. Klapper and Mr. Nelson were nominated to fill vacancies that have arisen since the most recent shareholder meeting. The Board selected Ms. Klapper as an Independent Director (as defined below) after she was selected and nominated by the other Independent Directors of the Fund. Mr. Nelson is an “interested person” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as discussed below.

          If, for any reason, Ms. Klapper and/or Mr. Nelson should become unable or unwilling to stand for election as Director, either the shares represented by all voting instruction cards authorizing votes for Ms. Klapper and/or Mr. Nelson will be voted for the election of such other person as the Fund’s Board of Directors may recommend or the number of Directors to be elected at the Meeting will be reduced accordingly.

Set forth below is information about the two nominees.

          Ms. Gail Klapper has consented to be named and is in fact currently a member of the Fund’s Board of Directors. She is not an interested person of the Fund, as that term is defined in the 1940 Act. Ms. Klapper replaced Mr. Rex Jennings, who is deceased, as a Director on December 14, 2007. Ms. Klapper, age 64, is a graduate of Wellesley College and the University of Colorado Law School. In 1976, she was appointed by President Ford as a White House Fellow and Special Assistant to the Secretary of the

Interior. After her term in Washington, Ms. Klapper returned to Colorado as a member of Governor Richard D. Lamm’s Cabinet. She served as Executive Director of two Cabinet departments: the Colorado Department of Regulatory Agencies and the Department of Personnel. Ms. Klapper has served as the Member/Director of the Colorado Forum since 1989. The Colorado Forum is a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. She is also the managing attorney of the Klapper Law Firm, a law firm emphasizing real estate, intellectual property, transactional work and public policy advocacy.

          Mr. Charles P. Nelson has consented to be named and will begin serving following his election as a member of the Fund’s Board of Directors. He is an interested person of the Fund, as that term is defined in the 1940 Act, because he is President of Great-West Retirement Services, a unit of GWL&A, the parent company of MCM, a Manager of MCM and President of GWFS Equities, Inc., the principal underwriter of the Fund. Mr. Nelson will replace Mr. William T. McCallum, who resigned effective May 15, 2008. Mr. Nelson, age 47, is a graduate of Whitman College with a degree in chemistry and economics. Mr. Nelson joined GWL&A in 1983. He served as Senior Vice President of its Great-West Retirement Services unit until he was appointed President of the unit in 2008. Mr. Nelson also serves as Chairman of the Board of Directors of the Society of Professional Asset-Managers and Record Keepers. In addition, he has been a member of the National Association of Government Defined Contribution Administrators since 1985.

Set forth below is certain information concerning other current Directors who have been previously elected by shareholder vote. They will continue to serve after the Meeting if elected.

          Richard P. Koeppe has consented to be named and is currently a member of the Fund’s Board of Directors. Dr. Koeppe, age 76, has served on the Board of Directors since April 30, 1987. He is not an interested person of the Fund, as that term is defined in the 1940 Act. Dr. Koeppe is a retired educator.

          Mr. Sanford Zisman has consented to be named and is currently a member of the Fund’s Board of Directors. Mr. Zisman, age 68, has served on the Board of Directors since March 19, 1982. He is not an interested person of the Fund, as that term is defined in the 1940 Act. Mr. Zisman is an attorney with the law firm of Zisman & Ingraham, P.C.

          Mr. Mitchell T.G. Graye has consented to be named and is currently a member of the Fund’s Board of Directors. Mr. Graye, age 52, has served on the Board of Directors since June 1, 2000. He is an interested person of the Fund, as that term is defined in the 1940 Act, because he is President and Chief Executive Officer of GWL&A, the parent company of MCM. Prior to being named President and Chief Executive Officer of GWL&A, Mr. Graye was Executive Vice President and Chief Financial Officer of GWL&A.

          The following information is furnished with respect to the nominees and officers of the Fund:

INDEPENDENT DIRECTORS*

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Gail Klapper (64)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC

Richard P. Koeppe (76)	Director	April 30, 1987 to present	Retired Educator	33

Sanford Zisman (68)	Director	March 19, 1982 to present	Attorney, Firm of Zisman, & Ingraham, P.C.	33

INTERESTED DIRECTORS AND OFFICERS*

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mitchell T.G. Graye (52)	Director, Chairman and President	June 1, 2000 to present

Chief Financial Officer, Putnam Investments, LLC; President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.

				33	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

Charles P. Nelson (47)

President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, National Plan Coordinators of Delaware, Inc., and GW Investor Services, LLC; Chairman, President and

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Chief Executive Officer, BenefitsCorp, Inc., and GWFS Equities, Inc.

Graham McDonald (61)	Treasurer	November 29, 2001 to present

Senior Vice President, Corporate Administration, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, FASCore, LLC, and First Great-West Life & Annuity Insurance Company; Senior Vice President, Corporate Administration, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Senior Vice President, Corporate Finance and Investment Operations, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; President, Great-West Benefit Services, Inc.; Senior Vice President and Treasurer, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.

Beverly A. Byrne (52)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Company, and The Canada Life Assurance Company; Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Secretary, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined by Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM. Mr. Graye is President and Chief Executive Officer of GWL&A. Mr. Nelson is President of Great-West Retirement Services, a unit of GWL&A, a Manager of MCM and President of GWFS Equities, Inc., the principal underwriter of the Fund.

Committees and Board of Directors Meetings

          The Board of Directors has a standing Audit Committee, which consists, and which after the election of the above named nominees as Directors is expected to consist, of the three Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act. The committee will be made up of Gail Klapper, Richard P. Koeppe and Sanford Zisman, if each is elected. The purpose of the Audit Committee is, on behalf of the Board of Directors, to review financial statements, audit results, internal controls, and other financially oriented Fund activities, and to monitor the exercise of management and external auditor responsibilities. During 2007, the Audit Committee held two meetings.

          The Board of Directors has a standing Executive Committee which consists of the two Directors who are “interested persons” of the Fund. The Committee will be made up of Mitchell T.G. Graye and Charles P. Nelson, if each is elected. The purpose of the Executive Committee is to exercise, as required, the powers and authority of the Board of Directors, within certain limitations as prescribed in the Bylaws of the Fund. During 2007, no meetings of the Executive Committee were held.

          The Board of Directors does not have a standing nominating committee and, as a result, does not have a nominating committee charter. The review of nominations for, and the selection of, Independent Director nominees to the Board of Directors is performed by the other Independent Directors. The review of nominations for, and selection of, interested person nominees to the Board of Directors is performed by the entire Board of Directors. Due to the infrequent turnover of the Board, the Board has determined that it is not necessary or appropriate at this time to establish a separate nominating committee.

          The Board of Directors does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Nevertheless, the Board of Directors as a whole will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board of Directors shall direct the recommendation in writing to 8525 E. Orchard Road, 2T3, Greenwood Village, Colorado 80111.

          The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or the Board of Directors, include but are not limited to: integrity, business experience and ability to assume the responsibilities incumbent on a Director. The Board of Directors does not evaluate proposed nominees differently based upon who made the proposal.

          On December 14, 2007, the Board of Directors selected Ms. Klapper to serve as Independent Director of the Fund. Ms. Klapper had been nominated and approved by the Independent Directors of the Fund.

          Mr. Nelson was nominated to serve as a Director of the Fund based upon his familiarity with the operations and distribution of the Fund as a result of his experience with GWL&A since 1983.

          During 2007, the Board of Directors held seven meetings. No Director attended fewer than 75% of the aggregate of the Board of Directors meetings and Committee meetings as applicable to him.

Compensation

          GWL&A pays all compensation the interested Directors and officers of the Fund who are also employees of GWL&A. The Fund pays the Independent Directors $3,700 per Board and Committee meeting attended and paid all of the actual out-of-pocket expenses of such Directors relating to attendance at Board and Committee meetings and conferences of Independent Directors, as well as an annual retainer of $27,000 in two installments. Such fees and expenses aggregated $130,620.86 for 2007 for the Independent Directors listed below. The following table sets forth for the fiscal year ended December 31, 2007, compensation paid to the Independent Directors. Directors who are interested persons receive no compensation from the Fund.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors

Richard P. Koeppe	$64,000	$0	$0	$64,000
Sanford Zisman	$64,000	$0	$0	$64,000
Gail Klapper	$0	$0	$0	$0

Ownership

As of December 31, 2007, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies

Richard P. Koeppe	Maxim Loomis Sayles Small-Cap Value Portfolio	$1 - $10,000
Richard P. Koeppe	Maxim T. Rowe Price Equity/Income Portfolio	$10,001 - $50,000
Richard P. Koeppe	Maxim T. Rowe Price MidCap Growth Portfolio	$1 - $10,000
Richard P. Koeppe	Maxim Bernstein International Equity Portfolio	$1 - $10,000	$10,001 - $50,000
Charles P. Nelson	Maxim Index 600 Portfolio	$10,001 - $50,000	$10,001 - $50,000

Richard P. Koeppe beneficially owned shares of the Portfolios as set forth above through a qualified retirement plan that invests in a group variable annuity. Charles P. Nelson beneficially owned shares of the Portfolio as set forth above through a qualified retirement plan.

Vote Required

          In order to approve this Proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required.

ADDITIONAL INFORMATION

Solicitation of Proxies

Shares of the Portfolios are sold to certain insurance company separate accounts to fund variable annuity contracts, variable life insurance policies and qualified plans that have purchased variable contracts. Shares of the Portfolios are also sold directly to qualified plans. Contractowners of contracts issued through the following separate accounts (the “Series Accounts”) by Great-West Life & Annuity Insurance Company (“GWL&A”), First Great-West Life & Annuity Insurance Company (“First GWL&A”), or New England Life
Insurance Company (“NELICO”), who have allocated contract value to one or more of the Portfolios as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio.

Insurance Company	Separate Accounts	Separate Accounts

	(registered with the SEC as unit investment trusts)	(not registered with the SEC)

GWL&A	Maxim Series Account FutureFunds Series Account Retirement Plan Series Account Pinnacle Series Account COLI VUL-2 Series Account COLI VUL-4 Series Account	Qualified Series Account FutureFunds II Series Account

First GWL&A	COLI VUL-2 Series Account COLI VUL-4 Series Account	FutureFunds II Series Account

NELICO		TNE Series (k) Account

Qualified plans that directly owned shares of the Portfolios on the Record Date will also be entitled to vote with respect to their proportionate interest (including fractional interests) in each Portfolio as of the Record Date.

Voting Procedures

In accordance with the Fund’s view of applicable law, shares attributable to each of the Portfolios held in the Series Accounts registered with the SEC will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Shares attributable to each of the Portfolios held in the Series Accounts that are not registered with the SEC will also be voted as described above based on instructions received from Contractowners who have allocated contract value to one or more of the Portfolios as of the Record Date. Shares held in the Series Accounts, whether or not registered, for which the Fund does not receive instructions and shares owned by GWL&A, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions.

Voting instructions to abstain on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111 with attention directed to the Fund’s Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Other Business

          Management is not aware of any other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

Independent Public Accountant

          The Board of Directors has selected the firm of Deloitte & Touche LLP (“Deloitte”) to serve as the Fund’s independent accountants until such time as their successors may be selected.

          Deloitte has no direct or indirect financial interest in the Company or the Fund except for the compensation it receives as independent public accountants to the Fund. No representative of Deloitte is expected to be present at the Meeting to make a statement or to respond to appropriate questions.

Fees Paid to Deloitte & Touche LLP

          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $278,850 for fiscal year 2006 and $296,425 for fiscal year 2007.

          Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $35,300 for fiscal year 2006 and $37,500 for fiscal year 2007. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

          Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $147,360 for fiscal year 2006 and $128,905 for fiscal year 2007. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

          All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

          The Audit Committee has considered the provision of non-audit services by Deloitte to the foregoing entities and has determined that the provision of such services by Deloitte is compatible with Deloitte maintaining its independence.

Shareholder Proposals

          The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Financial Statements

          The Fund will furnish, without charge, a copy of the Fund’s last audited financial statements and annual report for the fiscal year ended December 31, 2007 and the most recent semi-annual report, upon request to: Ms. Mary Maiers at the Fund’s principal executive office, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

BY ORDER OF THE BOARD OF DIRECTORS,

Beverly A. Byrne
Secretary

APPENDIX A

BENEFICIAL OWNERS
(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO)
OF THE FUND AS OF JUNE 30, 2008

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Ariel MidCap Value Portfolio	2,480,827	2,377,814	95.85%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Ariel Small-Cap Value Portfolio	23,122,287	4,942,548	21.38%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Ariel Small-Cap Value Portfolio	23,122,287	15,879,277	68.68%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Bond Index Portfolio	21,696,413	1,307,617	6.03%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Bond Index Portfolio	21,696,413	14,554,035	67.08%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Federated Bond Portfolio	20,295,619	4,139,234	20.39%

Maxim Moderate Profile I Portfolio	Maxim Federated Bond Portfolio	20,295,619	2,396,654	11.81%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Federated Bond Portfolio	20,295,619	1,524,019	7.51%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

Maxim Moderate Profile II Portfolio	Maxim Federated Bond Portfolio	20,295,619	8,099,975	39.91%

Maxim Conservative Profile II Portfolio	Maxim Federated Bond Portfolio	20,295,619	2,359,912	11.63%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Global Bond Portfolio	12,769,736	2,931,023	22.95%

Maxim Moderate Profile I Portfolio	Maxim Global Bond Portfolio	12,769,736	1,436,081	11.25%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Global Bond Portfolio	12,769,736	1,369,807	10.73%

Maxim Moderate Profile II Portfolio	Maxim Global Bond Portfolio	12,769,736	4,854,580	38.02%

Maxim Conservative Profile II Portfolio	Maxim Global Bond Portfolio	12,769,736	1,060,886	8.31%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim High Yield Bond Portfolio	10,204,570	2,257,129	22.12%

Maxim Moderate Profile I Portfolio	Maxim High Yield Bond Portfolio	10,204,570	883,610	8.66%

Maxim Moderately Aggressive Profile I Portfolio	Maxim High Yield Bond Portfolio	10,204,570	842,865	8.26%

Maxim Moderate Profile II Portfolio	Maxim High Yield Bond Portfolio	10,204,570	2,987,062	29.27%

Maxim Conservative Profile II Portfolio	Maxim High Yield Bond Portfolio	10,204,570	1,958,636	19.19%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Index 600 Portfolio	27,048,612	2,333,306	8.63%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Index 600 Portfolio	27,048,612	21,139,494	78.15%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Invesco ADR Portfolio	14,107,835	724,708	5.14%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Invesco ADR Portfolio	14,107,835	3,298,829	23.38%

Maxim Moderate Profile I Portfolio	Maxim Invesco ADR Portfolio	14,107,835	915,582	6.49%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Invesco ADR Portfolio	14,107,835	1,018,396	7.22%

Maxim Aggressive Profile II Portfolio	Maxim Invesco ADR Portfolio	14,107,835	3,290,818	23.33%

Maxim Moderate Profile II Portfolio	Maxim Invesco ADR Portfolio	14,107,835	3,097,497	21.96%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Janus Large Cap Growth Portfolio	21,118,425	4,139,881	19.60%

Maxim Moderate Profile I Portfolio	Maxim Janus Large Cap Growth Portfolio	21,118,425	1,860,867	8.81%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Janus Large Cap Growth Portfolio	21,118,425	1,775,176	8.41%

Maxim Aggressive Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	21,118,425	4,008,181	18.98%

Maxim Moderate Profile II Portfolio	Maxim Janus Large Cap Growth Portfolio	21,118,425	6,287,896	29.77%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Bond Portfolio	32,572,114	6,231,018	19.13%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Bond Portfolio	32,572,114	21,577,036	66.24%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Loomis Sayles Small-Cap Value Portfolio	15,043,943	4,144,425	27.55%

Maxim Moderate Profile I Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	15,043,943	838,511	5.57%

Maxim Aggressive Profile II Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	15,043,943	2,709,918	18.01%

Maxim Moderate Profile II Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio	15,043,943	2,833,930	18.84%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Bernstein International Equity Portfolio	25,319,571	4,160,500	16.43%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Bernstein International Equity Portfolio	25,319,571	8,359,749	33.02%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Bernstein International Equity Portfolio	25,319,571	1,334,632	5.27%

Maxim Aggressive Profile II Portfolio	Maxim Bernstein International Equity Portfolio	25,319,571	4,311,945	17.03%

Maxim Moderate Profile II Portfolio	Maxim Bernstein International Equity Portfolio	25,319,571	4,053,438	16.01%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim MidCap Value Portfolio	23,587,274	4,604,892	19.52%

Maxim Moderate Profile I Portfolio	Maxim MidCap Value Portfolio	23,587,274	1,579,431	6.70%

Maxim Moderately Aggressive Profile I Portfolio	Maxim MidCap Value Portfolio	23,587,274	2,260,015	9.58%

Maxim Aggressive Profile I Portfolio	Maxim MidCap Value Portfolio	23,587,274	1,357,441	5.75%

Maxim Aggressive Profile II Portfolio	Maxim MidCap Value Portfolio	23,587,274	6,806,351	28.86%

Maxim Moderate Profile II Portfolio	Maxim MidCap Value Portfolio	23,587,274	5,338,265	22.63%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Small-Cap Value Portfolio	19,488,347	3,640,954	18.68%

Maxim Moderate Profile I Portfolio	Maxim Small-Cap Value Portfolio	19,488,347	1,590,228	8.16%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Small-Cap Value Portfolio	19,488,347	1,137,723	5.84%

Maxim Aggressive Profile I Portfolio	Maxim Small-Cap Value Portfolio	19,488,347	1,025,031	5.26%

Maxim Aggressive Profile II Portfolio	Maxim Small-Cap Value Portfolio	19,488,347	5,138,851	26.37%

Maxim Moderate Profile II Portfolio	Maxim Small-Cap Value Portfolio	19,488,347	5,374,147	27.58%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Small-Cap Growth Portfolio	5,835,652	1,248,894	21.40%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Small-Cap Growth Portfolio	5,835,652	1,137,681	19.50%

Maxim Moderately Aggressive Profile I Portfolio	Maxim Small-Cap Growth Portfolio	5,835,652	833,227	14.28%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

Maxim Aggressive Profile I Portfolio	Maxim Small-Cap Growth Portfolio	5,835,652	375,349	6.43%

Maxim Aggressive Profile II Portfolio	Maxim Small-Cap Growth Portfolio	5,835,652	1,881,143	32.24%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim U.S. Government Securities Portfolio	32,796,283	3,236,553	9.87%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim U.S. Government Securities Portfolio	32,796,283	13,361,419	40.74%

Maxim Moderate Profile I Portfolio	Maxim U.S. Government Securities Portfolio	32,796,283	2,002,136	6.10%

Maxim Moderate Profile II Portfolio	Maxim U.S. Government Securities Portfolio	32,796,283	6,766,481	20.63%

Maxim Conservative Profile II Portfolio	Maxim U.S. Government Securities Portfolio	32,796,283	1,971,376	6.01%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim MFS International Growth Portfolio	16,132,805	3,095,074	19.18%

Maxim Moderate Profile I Portfolio	Maxim MFS International Growth Portfolio	16,132,805	1,224,202	7.59%

Maxim Moderately Aggressive Profile I Portfolio	Maxim MFS International Growth Portfolio	16,132,805	1,361,647	8.44%

Maxim Aggressive Profile I Portfolio	Maxim MFS International Growth Portfolio	16,132,805	876,436	5.43%

Maxim Aggressive Profile II Portfolio	Maxim MFS International Growth Portfolio	16,132,805	4,397,840	27.26%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

Maxim Moderate Profile II Portfolio	Maxim MFS International Growth Portfolio	16,132,805	4,140,006	25.66%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Money Market Portfolio	407,323,156	107,359,579	26.36%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Money Market Portfolio	407,323,156	69,473,377	17.06%

TNE Series (k) Account	Maxim Money Market Portfolio	407,323,156	41,349,387	10.15%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim S&P 500 Index® Portfolio	68,955,010	40,416,076	58.61%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Short Duration Bond Portfolio	4,230,799	1,391,086	32.88%

Maxim Conservative Profile I Portfolio	Maxim Short Duration Bond Portfolio	4,230,799	418,044	9.88%

Maxim Conservative Profile II Portfolio	Maxim Short Duration Bond Portfolio	4,230,799	1,799,429	42.53%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Stock Index Portfolio	19,872,015	13,917,657	70.04%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Stock Index Portfolio	19,872,015	4,997,377	25.15%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price Equity/Income Portfolio	41,113,832	4,673,240	11.37%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price Equity/Income Portfolio	41,113,832	23,522,224	57.21%

Maxim Aggressive Profile II Portfolio	Maxim T. Rowe Price Equity/Income Portfolio	41,113,832	2,857,591	6.95%

Maxim Moderate Profile II Portfolio	Maxim T. Rowe Price Equity/Income Portfolio	41,113,832	2,987,441	7.27%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price MidCap Growth Portfolio	24,813,108	5,713,990	23.03%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim T. Rowe Price MidCap Growth Portfolio	24,813,108	7,906,960	31.87%

Maxim Aggressive Profile II Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio	24,813,108	3,663,236	14.76%

Maxim Moderate Profile II Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio	24,813,108	2,873,172	11.58%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Conservative Profile I Portfolio	5,376,942	4,912,255	91.36%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Moderately Conservative Profile I Portfolio	7,224,492	6,857,789	94.92%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Moderate Profile I Portfolio	29,261,789	28,712,012	98.12%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Moderately Aggressive Profile I Portfolio	27,536,169	27,116,214	98.47%

FutureFunds Series Account of Great-West Life & Annuity Insurance Company	Maxim Aggressive Profile I Portfolio	12,153,315	11,769,007	96.84%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Aggressive Profile II Portfolio	80,846,723	65,123,943	80.55%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Moderately Aggressive Profile II Portfolio	8,387,949	2,903,645	34.62%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Moderate Profile II Portfolio	123,499,264	92,902,262	75.22%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Moderately Conservative Profile II Portfolio	2,864,117	931,846	32.54%

FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	Maxim Conservative Profile II Portfolio	25,257,140	20,113,168	79.63%

TNE Series (k) Account	Maxim Aggressive Profile II Portfolio	80,846,723	5,475,202	6.77%

TNE Series (k) Account	Maxim Moderately Aggressive Profile II Portfolio	8,387,949	1,009,529	12.04%

TNE Series (k) Account	Maxim Moderate Profile II Portfolio	123,499,264	7,013,626	5.68%

Entity or Individual:	Portfolio:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

TNE Series (k) Account	Maxim Moderately Conservative Profile II Portfolio	2,864,117	315,524	11.02%

TNE Series (k) Account	Maxim Conservative Profile II Portfolio	25,257,140	1,652,170	6.54%

Detroit Medical Center[1]	Maxim Money Market Portfolio	407,323,156	41,283,309	10.14%

Detroit Medical Center	Maxim Moderate Profile II Portfolio	123,499,264	9,572,431	7.75%

Detroit Medical Center	Maxim Moderately Aggressive Profile II Portfolio	8,387,949	928,511	11.07%

Watlow Electric[2]	Maxim Moderately Aggressive Profile II Portfolio	8,387,949	532,455	6.35%

Detroit Medical Center	Maxim Moderately Conservative Profile II Portfolio	2,864,117	340,834	11.90%

[1]	The address of Detroit Medical Center is 3663 Woodward Avenue, Suite 200, Detroit, MI 48201.

[2]	The address of Watlow Electric is 12001 Lackland Road, St. Louis, MO 63146.

MAXIM SERIES FUND, INC.
Proxy Ballot for Special Meeting of Shareholders – September 22, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Maxim Series Fund, Inc. (the “Fund”) to be held at 8525 East Orchard Road., Greenwood Village, Colorado 80111, at 10:30 a.m., Mountain Daylight Time, on September 22, 2008, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on June 30, 2008, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

This Proxy will be voted, and voted as specified. IF NOT SPECIFICAITONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the election of each nominee to the Board of Directors.

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

MAXIM SERIES FUND, INC.

(portfolio name inserted here)

Proxy Ballot for Special Meeting of Shareholders – September 22, 2008

Vote by Phone, by Mail or via the Internet!

CALL:

To vote your proxy by phone, call 1-xxx-xxx-xxxx and enter the 12-digit control number found on the reverse side of this Proxy Ballot. This touch-tone voting line is available 24 hours a day, seven days a week.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: The Altman Group, P.O. Box 238, Lyndhurst, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

(Portfolio name here)

CONTROL NUMBER:

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MATTER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

FOR ALL

ABSTAIN ALL

To vote for each nominee individually, please use these boxes.

1. TO ELECT DIRECTORS OF THE FUND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED
FOR	ABSTAIN

G.H. Klapper

R.P. Koeppe

S. Zisman

M.T.G. Graye

C.P. Nelson

2. IN THE DISCRETION OF THE BOARD OF DIRECTORS, TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.